                                                                EXECUTION COPY
                      AMENDMENT NO. 1 TO CREDIT AGREEMENT



                  AMENDMENT dated as of March 21, 1996 to the $1,000,000,000 Three-Year Credit Agreement dated as of May 26, 1995 (the "Credit Agreement") among WOOLWORTH CORPORATION (the "Borrower"), the Banks party thereto and the Agents, Arranging Agents, LC Agent, Documentation Agent, Administrative Agent and Swingline Bank referred to therein.

                  WHEREAS, the Borrower has requested an amendment of the definition of "Consolidated Tangible Net Worth" in Section 1.01 of the Credit Agreement to add back a non-cash charge taken in the fourth quarter of 1995 as a result of the adoption of SFAS No. 121 (to the extent that such charge resulted from a writedown of fixed assets) and the undersigned Banks are willing to agree to such amendment;

                  NOW, THEREFORE, the undersigned parties hereto agree as follows:

                  SECTION 1. Definitions, References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof," "hereunder," "herein," and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

                  SECTION 2. Amendment of Definition of Consolidated Tangible Net Worth. The definition of "Consolidated Tangible Net Worth" in Section 1.01 of the Credit Agreement is amended to read as follows:

                  "Consolidated Tangible Net Worth" means at any date the consolidated shareholders' equity (before foreign currency translation and minimum pension liability adjustments) of the Borrower and its Consolidated Subsidiaries as of such date plus (i) $21,000,000 (being the total amount of the increase in their consolidated shareholders' equity attributable to the consolidated foreign currency translation and minimum pension liability adjustments at January 28, 1995) plus
         (ii) $144,000,000 (being the amount by which their consolidated shareholders' equity was reduced during the fourth Fiscal Quarter of Fiscal Year 1995 to reflect writedowns of fixed assets and deferred charges resulting from the adoption of SFAS No. 121) and less (iii) their consolidated goodwill as of such date.

                  SECTION 3. Rights Otherwise Unaffected. This Amendment is limited to the matters expressly set forth herein. Except to the extent specifically amended hereby, the provisions of the Credit Agreement shall remain in full force and effect.

                  SECTION 4. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

                  SECTION 5. Counterparts; Effectiveness. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective when the Administrative Agent shall have received from each of the Borrower and the Required Banks either a counterpart hereof signed by such party or telex, facsimile or other written confirmation that such party has signed a counterpart hereof.

                  IN WITNESS WHEREOF, the undersigned parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.


                                            WOOLWORTH CORPORATION


                                            By  /s/ John H. Cannon
                                                -------------------------------
                                               Title: Vice President & Treasurer

                                            MORGAN GUARANTY TRUST COMPANY
                                              OF NEW YORK


                                            By
                                               -------------------------------
                                               Title:


                                            THE BANK OF NEW YORK


                                            By
                                               -------------------------------

                                               Title:


                                            THE BANK OF NOVA SCOTIA


                                            By
                                               -------------------------------

                                               Title:


                                            CHEMICAL BANK


                                            By
                                               -------------------------------

                                               Title:


                                            NATIONSBANK, N.A. (CAROLINAS)


                                            By
                                               -------------------------------

                                               Title:

                  IN WITNESS WHEREOF, the undersigned parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.


                                            WOOLWORTH CORPORATION


                                            By
                                                -------------------------------
                                               Title:

                                            MORGAN GUARANTY TRUST COMPANY
                                              OF NEW YORK


                                            By /s/ Penelope J.B. Cox
                                               -------------------------------
                                               Title: Vice President


                                            THE BANK OF NEW YORK


                                            By
                                               -------------------------------

                                               Title:


                                            THE BANK OF NOVA SCOTIA


                                            By
                                               -------------------------------

                                               Title:


                                            CHEMICAL BANK


                                            By
                                               -------------------------------

                                               Title:


                                            NATIONSBANK, N.A. (CAROLINAS)


                                            By
                                               -------------------------------

                                               Title:

                  IN WITNESS WHEREOF, the undersigned parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.


                                            WOOLWORTH CORPORATION


                                            By
                                                -------------------------------
                                               Title:

                                            MORGAN GUARANTY TRUST COMPANY
                                              OF NEW YORK


                                            By
                                               -------------------------------
                                               Title:


                                            THE BANK OF NEW YORK


                                            By /s/ Howard F. Bascom
                                               -------------------------------

                                               Title: Vice President


                                            THE BANK OF NOVA SCOTIA


                                            By
                                               -------------------------------

                                               Title:


                                            CHEMICAL BANK


                                            By
                                               -------------------------------

                                               Title:


                                            NATIONSBANK, N.A. (CAROLINAS)


                                            By
                                               -------------------------------

                                               Title:

                  IN WITNESS WHEREOF, the undersigned parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.


                                            WOOLWORTH CORPORATION


                                            By
                                                -------------------------------
                                               Title:

                                            MORGAN GUARANTY TRUST COMPANY
                                              OF NEW YORK


                                            By
                                               -------------------------------
                                               Title:


                                            THE BANK OF NEW YORK


                                            By
                                               -------------------------------

                                               Title:


                                            THE BANK OF NOVA SCOTIA


                                            By /s/ J. Alan Edwards
                                               -------------------------------

                                               Title: Authorized Signatory


                                            CHEMICAL BANK


                                            By
                                               -------------------------------

                                               Title:


                                            NATIONSBANK, N.A. (CAROLINAS)


                                            By
                                               -------------------------------

                                               Title:

                  IN WITNESS WHEREOF, the undersigned parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.


                                            WOOLWORTH CORPORATION


                                            By
                                                -------------------------------
                                               Title:

                                            MORGAN GUARANTY TRUST COMPANY
                                              OF NEW YORK


                                            By
                                               -------------------------------
                                               Title:


                                            THE BANK OF NEW YORK


                                            By
                                               -------------------------------

                                               Title:


                                            THE BANK OF NOVA SCOTIA


                                            By
                                               -------------------------------

                                               Title:


                                            CHEMICAL BANK


                                            By /s/ Neil R. Boylan
                                               -------------------------------

                                               Title: Vice President


                                            NATIONSBANK, N.A. (CAROLINAS)


                                            By
                                               -------------------------------

                                               Title:

                  IN WITNESS WHEREOF, the undersigned parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.


                                            WOOLWORTH CORPORATION


                                            By
                                                -------------------------------
                                               Title:

                                            MORGAN GUARANTY TRUST COMPANY
                                              OF NEW YORK


                                            By
                                               -------------------------------
                                               Title:


                                            THE BANK OF NEW YORK


                                            By
                                               -------------------------------

                                               Title:


                                            THE BANK OF NOVA SCOTIA


                                            By
                                               -------------------------------

                                               Title:


                                            CHEMICAL BANK


                                            By
                                               -------------------------------

                                               Title:


                                            NATIONSBANK, N.A. (CAROLINAS)


                                            By /s/ Sally L. Hazard
                                               -------------------------------

                                               Title: Senior Vice President

                                            TORONTO DOMINION (NEW YORK), INC.


                                            By  /s/ Kimberly Burleson
                                                ------------------------------
                                                Title: Vice President


                                            BANK OF AMERICA NATIONAL TRUST AND
                                              SAVINGS ASSOCIATION


                                            By
                                                ------------------------------
                                               Title:


                                            UNION BANK OF SWITZERLAND


                                            By
                                                ------------------------------
                                               Title:


                                            By
                                                ------------------------------
                                               Title:


                                            DEUTSCHE BANK AG, NEW YORK BRANCH
                                            AND/OR CAYMAN ISLANDS BRANCH


                                            By
                                                ------------------------------
                                                Title:


                                            By
                                                ------------------------------
                                                Title:


                                            NATIONAL WESTMINSTER BANK PLC


                                            By
                                                ------------------------------
                                                Title:


                                            CREDIT LYONNAIS NEW YORK BRANCH


                                            By
                                                ------------------------------
                                                Title:

                                            TORONTO DOMINION (NEW YORK), INC.


                                            By
                                                ------------------------------
                                                Title:


                                            BANK OF AMERICA NATIONAL TRUST AND
                                              SAVINGS ASSOCIATION


                                            By  /s/ Dale Robert Mason
                                               ------------------------------
                                               Title: Vice President


                                            UNION BANK OF SWITZERLAND


                                            By
                                                ------------------------------
                                               Title:


                                            By
                                                ------------------------------
                                               Title:


                                            DEUTSCHE BANK AG, NEW YORK BRANCH
                                            AND/OR CAYMAN ISLANDS BRANCH


                                            By
                                                ------------------------------
                                                Title:


                                            By
                                                ------------------------------
                                                Title:


                                            NATIONAL WESTMINSTER BANK PLC


                                            By
                                                ------------------------------
                                                Title:


                                            CREDIT LYONNAIS NEW YORK BRANCH


                                            By
                                                ------------------------------
                                                Title:

                                            TORONTO DOMINION (NEW YORK), INC.


                                            By
                                                ------------------------------
                                                Title:


                                            BANK OF AMERICA NATIONAL TRUST AND
                                              SAVINGS ASSOCIATION


                                            By
                                               ------------------------------
                                               Title:


                                            UNION BANK OF SWITZERLAND


                                            By /s/ Daniel H. Perron
                                               ------------------------------
                                               Title: Vice President


                                            By /s/ Daniel R. Strickford
                                               ------------------------------
                                               Title: Assistant Vice President


                                            DEUTSCHE BANK AG, NEW YORK BRANCH
                                            AND/OR CAYMAN ISLANDS BRANCH


                                            By
                                                ------------------------------
                                                Title:


                                            By
                                                ------------------------------
                                                Title:


                                            NATIONAL WESTMINSTER BANK PLC


                                            By
                                                ------------------------------
                                                Title:


                                            CREDIT LYONNAIS NEW YORK BRANCH


                                            By
                                                ------------------------------
                                                Title:

                                            TORONTO DOMINION (NEW YORK), INC.


                                            By
                                                ------------------------------
                                                Title:


                                            BANK OF AMERICA NATIONAL TRUST AND
                                              SAVINGS ASSOCIATION


                                            By
                                               ------------------------------
                                               Title:


                                            UNION BANK OF SWITZERLAND


                                            By
                                               ------------------------------
                                               Title:


                                            By
                                               ------------------------------
                                               Title:


                                            DEUTSCHE BANK AG, NEW YORK BRANCH
                                            AND/OR CAYMAN ISLANDS BRANCH


                                            By
                                                ------------------------------
                                                Title:


                                            By
                                                ------------------------------
                                                Title:


                                            NATIONAL WESTMINSTER BANK PLC


                                            By  /s/ John C. Burlison
                                                ------------------------------
                                                Title: Senior Vice President
                                                       Corporate Lending
                                                       Services, N.A.


                                            CREDIT LYONNAIS NEW YORK BRANCH


                                            By
                                                ------------------------------
                                                Title:

                                            TORONTO DOMINION (NEW YORK), INC.


                                            By
                                                ------------------------------
                                                Title:


                                            BANK OF AMERICA NATIONAL TRUST AND
                                              SAVINGS ASSOCIATION


                                            By
                                               ------------------------------
                                               Title:


                                            UNION BANK OF SWITZERLAND


                                            By
                                               ------------------------------
                                               Title:


                                            By
                                               ------------------------------
                                               Title:


                                            DEUTSCHE BANK AG, NEW YORK BRANCH
                                            AND/OR CAYMAN ISLANDS BRANCH


                                            By
                                                ------------------------------
                                                Title:


                                            By
                                                ------------------------------
                                                Title:


                                            NATIONAL WESTMINSTER BANK PLC


                                            By
                                                ------------------------------
                                                Title:


                                            CREDIT LYONNAIS NEW YORK BRANCH


                                            By  /s/
                                                ------------------------------
                                                Title: Vice President

                                            CREDIT LYONNAIS CAYMAN ISLAND
                                            BRANCH


                                            By /s/
                                               -------------------------------
                                                Title: Authorized Signature


                                            SHAWMUT BANK, N.A.


                                            By
                                               -------------------------------
                                                Title:


                                            ABN AMRO BANK N.V. NEW YORK BRANCH


                                            By
                                               -------------------------------
                                                Title:


                                            By
                                               -------------------------------
                                                Title:


                                            THE BANK OF TOKYO TRUST COMPANY


                                            By
                                               -------------------------------
                                                Title:


                                            COMMERZBANK AKTIENGESELLSCHAFT


                                            By
                                               -------------------------------
                                                Title:


                                            THE FIRST NATIONAL BANK OF CHICAGO


                                            By
                                               -------------------------------
                                                Title:


                                            FIRST INTERSTATE BANK OF CALIFORNIA


                                            By
                                               -------------------------------
                                                Title:

                                            CREDIT LYONNAIS CAYMAN ISLAND
                                            BRANCH


                                            By
                                               -------------------------------
                                                Title:


                                            FLEET NATIONAL BANK formerly known
                                            as SHAWMUT BANK, N.A.


                                            By /s/ Linda H. Thomas
                                               -------------------------------
                                                Title: Director


                                            ABN AMRO BANK N.V. NEW YORK BRANCH


                                            By
                                               -------------------------------
                                                Title:


                                            By
                                               -------------------------------
                                                Title:


                                            THE BANK OF TOKYO TRUST COMPANY


                                            By
                                               -------------------------------
                                                Title:


                                            COMMERZBANK AKTIENGESELLSCHAFT


                                            By
                                               -------------------------------
                                                Title:


                                            THE FIRST NATIONAL BANK OF CHICAGO


                                            By
                                               -------------------------------
                                                Title:


                                            FIRST INTERSTATE BANK OF CALIFORNIA


                                            By
                                               -------------------------------
                                                Title:

                                            CREDIT LYONNAIS CAYMAN ISLAND
                                            BRANCH


                                            By
                                               -------------------------------
                                                Title:


                                            SHAWMUT BANK, N.A.


                                            By
                                               -------------------------------
                                                Title:


                                            ABN AMRO BANK N.V. NEW YORK BRANCH


                                            By /s/
                                               -------------------------------
                                                Title: Vice President


                                            By /s/ Thomas Rogers
                                               -------------------------------
                                                Title: Assistant Vice President


                                            THE BANK OF TOKYO TRUST COMPANY


                                            By
                                               -------------------------------
                                                Title:


                                            COMMERZBANK AKTIENGESELLSCHAFT


                                            By
                                               -------------------------------
                                                Title:


                                            THE FIRST NATIONAL BANK OF CHICAGO


                                            By
                                               -------------------------------
                                                Title:


                                            FIRST INTERSTATE BANK OF CALIFORNIA


                                            By
                                               -------------------------------
                                                Title:

                                            CREDIT LYONNAIS CAYMAN ISLAND
                                            BRANCH


                                            By
                                               -------------------------------
                                                Title:


                                            SHAWMUT BANK, N.A.


                                            By
                                               -------------------------------
                                                Title:


                                            ABN AMRO BANK N.V. NEW YORK BRANCH


                                            By
                                               -------------------------------
                                                Title:

                                            By
                                               -------------------------------
                                                Title:


                                            BANK OF TOKYO-MITSUBISHI TRUST
                                            COMPANY successor by merger to
                                            The Bank of Tokyo Trust Company

                                            By /s/ Amanda S. Ryan
                                               -------------------------------
                                                Title: Vice President


                                            COMMERZBANK AKTIENGESELLSCHAFT


                                            By
                                               -------------------------------
                                                Title:


                                            THE FIRST NATIONAL BANK OF CHICAGO


                                            By
                                               -------------------------------
                                                Title:


                                            FIRST INTERSTATE BANK OF CALIFORNIA


                                            By
                                               -------------------------------
                                                Title:

                                            CREDIT LYONNAIS CAYMAN ISLAND
                                            BRANCH


                                            By
                                               -------------------------------
                                                Title:


                                            SHAWMUT BANK, N.A.


                                            By
                                               -------------------------------
                                                Title:


                                            ABN AMRO BANK N.V. NEW YORK BRANCH


                                            By
                                               -------------------------------
                                                Title:

                                            By
                                               -------------------------------
                                                Title:


                                            THE BANK OF TOKYO TRUST COMPANY


                                            By
                                               -------------------------------
                                                Title:


                                            COMMERZBANK AKTIENGESELLSCHAFT


                                            By /s/ Robert Donahue
                                               -------------------------------
                                                Title:


                                            THE FIRST NATIONAL BANK OF CHICAGO


                                            By
                                               -------------------------------
                                                Title:


                                            FIRST INTERSTATE BANK OF CALIFORNIA


                                            By
                                               -------------------------------
                                                Title:

                                            CREDIT LYONNAIS CAYMAN ISLAND
                                            BRANCH


                                            By
                                               -------------------------------
                                                Title:


                                            SHAWMUT BANK, N.A.


                                            By
                                               -------------------------------
                                                Title:


                                            ABN AMRO BANK N.V. NEW YORK BRANCH


                                            By
                                               -------------------------------
                                                Title:

                                            By
                                               -------------------------------
                                                Title:


                                            THE BANK OF TOKYO TRUST COMPANY


                                            By
                                               -------------------------------
                                                Title:


                                            COMMERZBANK AKTIENGESELLSCHAFT


                                            By
                                               -------------------------------
                                                Title:


                                            THE FIRST NATIONAL BANK OF CHICAGO


                                            By /s/ Barry Litwin
                                               -------------------------------
                                                Title: Senior Vice President


                                            FIRST INTERSTATE BANK OF CALIFORNIA


                                            By
                                               -------------------------------
                                                Title:

                                            CREDIT LYONNAIS CAYMAN ISLAND
                                            BRANCH


                                            By
                                               -------------------------------
                                                Title:


                                            SHAWMUT BANK, N.A.


                                            By
                                               -------------------------------
                                                Title:


                                            ABN AMRO BANK N.V. NEW YORK BRANCH


                                            By
                                               -------------------------------
                                                Title:

                                            By
                                               -------------------------------
                                                Title:


                                            THE BANK OF TOKYO TRUST COMPANY


                                            By
                                               -------------------------------
                                                Title:


                                            COMMERZBANK AKTIENGESELLSCHAFT


                                            By
                                               -------------------------------
                                                Title:


                                            THE FIRST NATIONAL BANK OF CHICAGO


                                            By
                                               -------------------------------
                                                Title:


                                            FIRST INTERSTATE BANK OF CALIFORNIA


                                            By /s/ Peter G. Olson
                                               -------------------------------
                                                Title: Senior Vice President


                                            By /s/
                                               -------------------------------
                                                Title: Assistant Vice President

                                            THE HONGKONG AND SHANGHAI BANKING
                                            CORPORATION LIMITED


                                            By /s/ R. Forster
                                               ----------------------------
                                               Title: Vice President


                                            THE INDUSTRIAL BANK OF JAPAN TRUST
                                            COMPANY


                                            By
                                               ----------------------------
                                                Title:


                                            THE MITSUBISHI BANK, LIMITED


                                            By
                                               ----------------------------
                                                Title:


                                            MITSUBISHI TRUST & BANKING
                                            CORPORATION (U.S.A.)


                                            By
                                               ----------------------------
                                                Title:


                                            THE SANWA BANK, LIMITED
                                            NEW YORK BRANCH


                                            By
                                               ----------------------------
                                                Title:


                                            SOCIETY NATIONAL BANK


                                            By
                                               ----------------------------
                                                Title:


                                            THE SUMITOMO TRUST AND BANKING
                                            CO., LTD.


                                            By
                                               ----------------------------
                                                Title:

                                            THE HONGKONG AND SHANGHAI BANKING
                                            CORPORATION LIMITED


                                            By
                                               ----------------------------
                                               Title:

                                            THE INDUSTRIAL BANK OF JAPAN TRUST
                                            COMPANY


                                            By /s/ J. Kenneth Biegen
                                               ----------------------------
                                                Title: Senior Vice President


                                            THE MITSUBISHI BANK, LIMITED


                                            By
                                               ----------------------------
                                                Title:


                                            MITSUBISHI TRUST & BANKING
                                            CORPORATION (U.S.A.)


                                            By
                                               ----------------------------
                                                Title:


                                            THE SANWA BANK, LIMITED
                                            NEW YORK BRANCH


                                            By
                                               ----------------------------
                                                Title:


                                            SOCIETY NATIONAL BANK


                                            By
                                               ----------------------------
                                                Title:


                                            THE SUMITOMO TRUST AND BANKING
                                            CO., LTD.


                                            By
                                               ----------------------------
                                                Title:

                                            THE HONGKONG AND SHANGHAI BANKING
                                            CORPORATION LIMITED


                                            By
                                               ----------------------------
                                               Title:


                                            THE INDUSTRIAL BANK OF JAPAN TRUST
                                            COMPANY


                                            By
                                               ----------------------------
                                                Title:


                                            THE BANK OF TOKYO-MITSUBISHI, LTD.,
                                            NEW YORK BRANCH, successor by merger
                                            to The Mitsubishi Bank, Limited


                                            By /s/ Paula Mueller
                                               ----------------------------
                                                Title: Vice President


                                            MITSUBISHI TRUST & BANKING
                                            CORPORATION (U.S.A.)


                                            By
                                               ----------------------------
                                                Title:


                                            THE SANWA BANK, LIMITED
                                            NEW YORK BRANCH


                                            By
                                               ----------------------------
                                                Title:


                                            SOCIETY NATIONAL BANK


                                            By
                                               ----------------------------
                                                Title:


                                            THE SUMITOMO TRUST AND BANKING
                                            CO., LTD.


                                            By
                                               ----------------------------
                                                Title:

                                            THE HONGKONG AND SHANGHAI BANKING
                                            CORPORATION LIMITED


                                            By
                                               ----------------------------
                                               Title:


                                            THE INDUSTRIAL BANK OF JAPAN TRUST
                                            COMPANY


                                            By
                                               ----------------------------
                                                Title:


                                            THE MITSUBISHI BANK, LIMITED


                                            By
                                               ----------------------------
                                                Title:


                                            MITSUBISHI TRUST & BANKING
                                            CORPORATION (U.S.A.)


                                            By /s/
                                               ----------------------------
                                                Title: Executive Vice President


                                            THE SANWA BANK, LIMITED
                                            NEW YORK BRANCH


                                            By
                                               ----------------------------
                                                Title:


                                            SOCIETY NATIONAL BANK


                                            By
                                               ----------------------------
                                                Title:


                                            THE SUMITOMO TRUST AND BANKING
                                            CO., LTD.


                                            By
                                               ----------------------------
                                                Title:

                                            THE HONGKONG AND SHANGHAI BANKING
                                            CORPORATION LIMITED


                                            By
                                               ----------------------------
                                               Title:


                                            THE INDUSTRIAL BANK OF JAPAN TRUST
                                            COMPANY


                                            By
                                               ----------------------------
                                                Title:


                                            THE MITSUBISHI BANK, LIMITED


                                            By
                                               ----------------------------
                                                Title:


                                            MITSUBISHI TRUST & BANKING
                                            CORPORATION (U.S.A.)


                                            By
                                               ----------------------------
                                                Title:


                                            THE SANWA BANK, LIMITED
                                            NEW YORK BRANCH


                                            By /s/ Jean Michael Fatovic
                                               ----------------------------
                                                Title: Vice President


                                            SOCIETY NATIONAL BANK


                                            By
                                               ----------------------------
                                                Title:


                                            THE SUMITOMO TRUST AND BANKING
                                            CO., LTD.


                                            By
                                               ----------------------------
                                                Title:

                                            THE HONGKONG AND SHANGHAI BANKING
                                            CORPORATION LIMITED


                                            By
                                               ----------------------------
                                               Title:


                                            THE INDUSTRIAL BANK OF JAPAN TRUST
                                            COMPANY


                                            By
                                               ----------------------------
                                                Title:


                                            THE MITSUBISHI BANK, LIMITED


                                            By
                                               ----------------------------
                                                Title:


                                            MITSUBISHI TRUST & BANKING
                                            CORPORATION (U.S.A.)


                                            By
                                               ----------------------------
                                                Title:


                                            THE SANWA BANK, LIMITED
                                            NEW YORK BRANCH


                                            By
                                               ----------------------------
                                                Title:


                                            SOCIETY NATIONAL BANK


                                            By /s/
                                               ----------------------------
                                                Title: Vice President


                                            THE SUMITOMO TRUST AND BANKING
                                            CO., LTD.


                                            By
                                               ----------------------------
                                                Title:

                                            THE HONGKONG AND SHANGHAI BANKING
                                            CORPORATION LIMITED


                                            By
                                               ----------------------------
                                               Title:


                                            THE INDUSTRIAL BANK OF JAPAN TRUST
                                            COMPANY


                                            By
                                               ----------------------------
                                                Title:


                                            THE MITSUBISHI BANK, LIMITED


                                            By
                                               ----------------------------
                                                Title:


                                            MITSUBISHI TRUST & BANKING
                                            CORPORATION (U.S.A.)


                                            By
                                               ----------------------------
                                                Title:


                                            THE SANWA BANK, LIMITED
                                            NEW YORK BRANCH


                                            By
                                               ----------------------------
                                                Title:


                                            SOCIETY NATIONAL BANK


                                            By
                                               ----------------------------
                                                Title:


                                            THE SUMITOMO TRUST AND BANKING
                                            CO., LTD.


                                            By /s/ Suraj Bhatia
                                               ----------------------------
                                                Title: Senior Vice President

                                            UNION BANK


                                            By /s/ Cecilia M. Valente
                                               -----------------------------
                                                Title: Vice President


                                            WELLS FARGO BANK, N.A.


                                            By
                                               -----------------------------
                                                Title:


                                            ARAB BANK PLC


                                            By
                                               -----------------------------
                                                Title:


                                            BANK BRUSSELS LAMBERT, NEW YORK
                                              BRANCH


                                            By
                                               -----------------------------
                                                Title:


                                            BANK OF IRELAND


                                            By
                                               -----------------------------
                                                Title:


                                            CORESTATES BANK, N.A.


                                            By
                                               -----------------------------
                                                Title:


                                            DRESDNER BANK AG,
                                            NEW YORK AND GRAND CAYMAN BRANCHES


                                            By
                                               -----------------------------
                                                Title:


                                            By
                                               -----------------------------
                                                Title:

                                            UNION BANK


                                            By
                                               -----------------------------
                                                Title:


                                            WELLS FARGO BANK, N.A.


                                            By /s/ Richard Clapp
                                               -----------------------------
                                                Title: S.V.P.


                                            ARAB BANK PLC


                                            By
                                               -----------------------------
                                                Title:


                                            BANK BRUSSELS LAMBERT, NEW YORK
                                              BRANCH


                                            By
                                               -----------------------------
                                                Title:


                                            BANK OF IRELAND


                                            By
                                               -----------------------------
                                                Title:


                                            CORESTATES BANK, N.A.


                                            By
                                               -----------------------------
                                                Title:


                                            DRESDNER BANK AG,
                                            NEW YORK AND GRAND CAYMAN BRANCHES


                                            By
                                               -----------------------------
                                                Title:


                                            By
                                               -----------------------------
                                                Title:

                                            UNION BANK


                                            By
                                               -----------------------------
                                                Title:

                                            WELLS FARGO BANK, N.A.


                                            By
                                               -----------------------------
                                                Title:


                                            ARAB BANK PLC


                                            By /s/ Peter Boyadjian
                                               -----------------------------
                                                Title: Senior Vice President


                                            BANK BRUSSELS LAMBERT, NEW YORK
                                              BRANCH


                                            By
                                               -----------------------------
                                                Title:


                                            BANK OF IRELAND


                                            By
                                               -----------------------------
                                                Title:


                                            CORESTATES BANK, N.A.


                                            By
                                               -----------------------------
                                                Title:


                                            DRESDNER BANK AG,
                                            NEW YORK AND GRAND CAYMAN BRANCHES


                                            By
                                               -----------------------------
                                                Title:


                                            By
                                               -----------------------------
                                                Title:

                                            UNION BANK


                                            By
                                               -----------------------------
                                                Title:


                                            WELLS FARGO BANK, N.A.


                                            By
                                               -----------------------------
                                                Title:


                                            ARAB BANK PLC


                                            By
                                               -----------------------------
                                                Title:


                                            BANK BRUSSELS LAMBERT, NEW YORK
                                              BRANCH


                                            By
                                               -----------------------------
                                                Title:


                                            BANK OF IRELAND


                                            By /s/ John Cusak
                                               -----------------------------
                                                Title: Assistant Treasurer


                                            CORESTATES BANK, N.A.


                                            By
                                               -----------------------------
                                                Title:


                                            DRESDNER BANK AG,
                                            NEW YORK AND GRAND CAYMAN BRANCHES


                                            By
                                               -----------------------------
                                                Title:


                                            By
                                               -----------------------------
                                                Title:

                                            UNION BANK


                                            By
                                               -----------------------------
                                                Title:


                                            WELLS FARGO BANK, N.A.


                                            By
                                               -----------------------------
                                                Title:


                                            ARAB BANK PLC


                                            By
                                               -----------------------------
                                                Title:


                                            BANK BRUSSELS LAMBERT, NEW YORK
                                              BRANCH


                                            By
                                               -----------------------------
                                                Title:


                                            BANK OF IRELAND


                                            By
                                               -----------------------------
                                                Title:


                                            CORESTATES BANK, N.A.


                                            By /s/ Jon Peterson
                                               -----------------------------
                                                Title: V.P.


                                            DRESDNER BANK AG,
                                            NEW YORK AND GRAND CAYMAN BRANCHES


                                            By
                                               -----------------------------
                                                Title:


                                            By
                                               -----------------------------
                                                Title:

                                            UNION BANK


                                            By
                                               -----------------------------
                                                Title:


                                            WELLS FARGO BANK, N.A.


                                            By
                                               -----------------------------
                                                Title:


                                            ARAB BANK PLC


                                            By
                                               -----------------------------
                                                Title:


                                            BANK BRUSSELS LAMBERT, NEW YORK
                                              BRANCH


                                            By
                                               -----------------------------
                                                Title:


                                            BANK OF IRELAND


                                            By
                                               -----------------------------
                                                Title:


                                            CORESTATES BANK, N.A.


                                            By
                                               -----------------------------
                                                Title:


                                            DRESDNER BANK AG,
                                            NEW YORK AND GRAND CAYMAN BRANCHES


                                            By /s/ J. Curtin Beaudouth
                                               -----------------------------
                                                Title: First Vice President


                                            By /s/ Susan A. Hodge
                                               -----------------------------
                                                Title: Vice President

                                            FIRSTAR BANK MILWAUKEE, N.A.

                                            By /s/ Robert A. Flosbach
                                              ----------------------------
                                                Title: Vice President


                                            LTCB TRUST COMPANY

                                            By
                                              ----------------------------
                                                Title:

                                            THE SAKURA BANK, LIMITED

                                            By
                                              ----------------------------
                                                Title:

                                            THE SUMITOMO BANK, LIMITED

                                            By
                                              ----------------------------
                                                Title:

                                            THE YASUDA TRUST AND BANKING CO.,
                                              LTD.

                                            By
                                              ----------------------------
                                                Title:

                                            FIRSTAR BANK MILWAUKEE, N.A.

                                            By
                                              ------------------------------
                                                Title:


                                            LTCB TRUST COMPANY

                                            By /s/ Rene O. LeBlanc
                                              -------------------------------
                                                Title:  Senior Vice President

                                            THE SAKURA BANK, LIMITED

                                            By
                                              ------------------------------
                                                Title:

                                            THE SUMITOMO BANK, LIMITED

                                            By
                                              ------------------------------
                                                Title:

                                            THE YASUDA TRUST AND BANKING CO.,
                                              LTD.

                                            By
                                              ------------------------------
                                                Title:

                                            FIRSTAR BANK MILWAUKEE, N.A.

                                            By
                                              ------------------------------
                                                Title:


                                            LTCB TRUST COMPANY

                                            By
                                              ------------------------------
                                                Title:

                                            THE SAKURA BANK, LIMITED

                                            By /s/ Masahiro Nakajo
                                              ------------------------------
                                                Title: Senior Vice President
                                                          & Manager

                                            THE SUMITOMO BANK, LIMITED

                                            By
                                              ------------------------------
                                                Title:

                                            THE YASUDA TRUST AND BANKING CO.,
                                              LTD.

                                            By
                                              ------------------------------
                                                Title:

                                            FIRSTAR BANK MILWAUKEE, N.A.

                                            By
                                              ----------------------------
                                                Title:


                                            LTCB TRUST COMPANY

                                            By
                                              ------------------------------
                                                Title:

                                            THE SAKURA BANK, LIMITED

                                            By
                                              ------------------------------
                                                Title:

                                            THE SUMITOMO BANK, LIMITED

                                            By /s/ Yoshinori Kawamura
                                              ------------------------------
                                                Title: Joint General Manager

                                            THE YASUDA TRUST AND BANKING CO.,
                                              LTD.

                                            By
                                              ------------------------------
                                                Title:

                                            FIRSTAR BANK MILWAUKEE, N.A.

                                            By
                                              ------------------------------
                                                Title:


                                            LTCB TRUST COMPANY

                                            By
                                              ------------------------------
                                                Title:

                                            THE SAKURA BANK, LIMITED

                                            By
                                              ------------------------------
                                                Title:

                                            THE SUMITOMO BANK, LIMITED

                                            By
                                              ------------------------------
                                                Title:

                                            THE YASUDA TRUST AND BANKING CO.,
                                              LTD.

                                            By /s/ R.M. Laudenschlager
                                              ------------------------------
                                                Title: Senior Vice President